Income Taxes Level 4 (Details) - Unrecognized Tax Benefits - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Balance at beginning of year	$ 66	$ 70
Additions based on tax positions related to the current year	4	7
Additions for tax positions of prior years	2	2
Reductions for tax positions of prior years	(3)	(7)
Settlements	0	(1)
Foreign currency translation	(7)	(5)
Balance at end of year	62	66	$ 70
Unrecognized Tax Benefits, Period Increase (Decrease)	1
Income Tax Examination, Penalties Expense	3	3	$ 6
Unrecognized Tax Benefits, Income Tax Penalties and Interest Accrued	37	$ 34
Unrecognized Tax Benefits that Would Impact Effective Tax Rate	62
Maximum [Member]
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Amount of Unrecognized Tax Benefits Expected to Be Recognized within the Next 12 Months	$ 4